FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2002**

Available Amount to Note Holders:                                                                2,867,384.77

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                            --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                           --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                     12,753.31
             (b) Servicer Fees from current and prior Collection Period                             13,129.86
             (c) Servicing Charges inadvertently deposited in Collection Account                           --
(iv)       Premium Amount due on Payment Date and unpaid Premium Amounts                             2,592.95
(v)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                 416.67
(vi)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                   --
(vii)      Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                       --
             Class A-2 Note Interest                                                                       --
             Class A-3 Note Interest                                                                       --
             Class A-4 Note Interest                                                               104,236.41

(viii)     Class B-1 Note Interest                                                                   2,955.31
(ix)       Class B-2 Note Interest                                                                   1,914.51
(x)        Class B-3 Note Interest                                                                   2,513.22
(xi)       Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                       --
             Class A-2 Principal Distribution Amount                                                       --
             Class A-3 Principal Distribution Amount                                                       --
             Class A-4 Principal Distribution Amount                                             2,562,490.00
(xii)      Note Insurer Reimbursement Amount                                                               --
(xiii)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            55,706.31
(xiv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal            27,853.15
(xv)       Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            55,706.31
(xvi)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   --
(xvii)     Other Amounts Due Servicer under Servicing Agreement                                            --
(xviii)    Remaining Amount to Residual Holder                                                      25,116.77


           Reviewed By:



           ---------------------------------------------
           Joel Cappon
           Controller, American Express Business Finance


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


AVAILABLE FUNDS
    Collection Account balance, as of September 30, 2002                                             599,136.09
    Add: Investment earnings on amounts in Collection Account                                            851.66
    Add: Payments due Collection Account from last 3 business days of Collection Period              790,720.98
    Less: Amounts inadvertently deposited into collection account                                        416.67
    Add: Additional contribution for terminated trade-ups and rebooked leases                                --
    Add: Servicer Advance on current Determination Date                                            1,477,092.71
                                                                                                  -------------
    Available Funds on Payment Date                                                                2,867,384.77
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                                  -------------
 REMAINING AVAILABLE FUNDS                                                                         2,867,384.77
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                                  -------------
 REMAINING AVAILABLE FUNDS                                                                         2,867,384.77
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                                12,753.31
    Unreimbursed Servicer Advances paid                                                               12,753.31
                                                                                                  -------------
     Unreimbursed Servicer Advances remaining unpaid                                                         --
                                                                                                  -------------
 REMAINING AVAILABLE FUNDS                                                                         2,854,631.46
SERVICER FEES
    Servicer Fees due                                                                                 13,129.86
    Servicer Fees paid                                                                                13,129.86
                                                                                                  -------------
     Servicer Fees remaining unpaid                                                                          --
                                                                                                  -------------
 REMAINING AVAILABLE FUNDS                                                                         2,841,501.60
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                               --
                                                                                                  -------------
 REMAINING AVAILABLE FUNDS                                                                         2,841,501.60
PREMIUM AMOUNT
    Premium Amount due                                                                                 2,592.95
    Premium Amount paid                                                                                2,592.95
                                                                                                  -------------
     Premium Amount remaining unpaid                                                                         --
                                                                                                  -------------
 REMAINING AVAILABLE FUNDS                                                                         2,838,908.65
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                            416.67
    Indenture Trustee Fee paid                                                                           416.67
                                                                                                  -------------
     Indenture Trustee Fee remaining unpaid                                                                  --
                                                                                                  -------------
 REMAINING AVAILABLE FUNDS                                                                         2,838,491.99
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
    Total Indenture Trustee Expenses due                                                                     --
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                75,000.00
                                                                                                  -------------
    Total Indenture Trustee Expenses paid                                                                    --
                                                                                                  -------------
     Indenture Trustee Expenses unpaid                                                                       --

 REMAINING AVAILABLE FUNDS                                                                         2,838,491.99
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                                  --
    Class A-2 Note Interest                                                                                  --
    Class A-3 Note Interest                                                                                  --
    Class A-4 Note Interest                                                                          104,236.41
                                                                                                  -------------
     Total Class A Interest due                                                                      104,236.41
                                                                                                  -------------
 REMAINING AVAILABLE FUNDS                                                                         2,734,255.58
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                        2,955.31
    Class B-1 Note Interest paid                                                                       2,955.31
                                                                                                  -------------
     Class B-1 Note Interest remaining unpaid                                                                --
                                                                                                  -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002

 REMAINING AVAILABLE FUNDS                                                                         2,731,300.26
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                        1,914.51
    Class B-2 Note Interest paid                                                                       1,914.51
                                                                                                  -------------
     Class B-2 Note Interest remaining unpaid                                                                --
                                                                                                  -------------
 REMAINING AVAILABLE FUNDS                                                                         2,729,385.75
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                        2,513.22
    Class B-3 Note Interest paid                                                                       2,513.22
                                                                                                  -------------
     Class B-3 Note Interest remaining unpaid                                                                --
                                                                                                  -------------
 REMAINING AVAILABLE FUNDS                                                                         2,726,872.53
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                                 2,562,490.00
    Class A Note Principal Balance as of preceding Payment Date                                   22,225,247.36
                                                                                                  -------------
    Class A Base Principal Distribution Amount paid                                                2,562,490.00
                                                                                                  -------------
     Class A Base Principal Distribution Amount remaining unpaid                                             --

    Class A-1 Note Principal Balance as of preceding Payment Date                                            --
    Class A-1 Base Principal Distribution Amount paid                                                        --
                                                                                                  -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                     --
                                                                                                  -------------

    Remaining Class A Base Principal Distribution Amount                                           2,562,490.00
                                                                                                  -------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                            --
    Class A-2 Base Principal Distribution Amount paid                                                        --
                                                                                                  -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                     --

    Remaining Class A Base Principal Distribution Amount                                           2,562,490.00
                                                                                                  -------------

    Class A-3 Note Principal Balance as of preceding Payment Date                                            --
    Class A-3 Base Principal Distribution Amount paid                                                        --
                                                                                                  -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                                     --

    Remaining Class A Base Principal Distribution Amount                                           2,562,490.00
                                                                                                  -------------

    Class A-4 Note Principal Balance as of preceding Payment Date                                 22,225,247.36
    Class A-4 Base Principal Distribution Amount paid                                              2,562,490.00
                                                                                                  -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                          19,662,757.37

 REMAINING AVAILABLE FUNDS                                                                           164,382.53

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                                    --
    Note Insurer Reimbursement Amount paid                                                                   --
                                                                                                  -------------
    Note Insurer Reimbursement Amount remaining unpaid                                                       --
 REMAINING AVAILABLE FUNDS                                                                           164,382.53

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                                    483,157.56
    Class B-1 Base Principal Distribution due                                                         55,706.31
    Class B-1 Base Principal Distribution paid                                                        55,706.31
                                                                                                  -------------
     Class B-1 Base Principal Distribution remaining unpaid                                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002

    Class B-1 Note Principal Balance after distribution on Payment Date                              427,451.26

 REMAINING AVAILABLE FUNDS                                                                           108,676.22

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                                    241,578.74
    Class B-2 Base Principal Distribution due                                                         27,853.15
    Class B-2 Base Principal Distribution paid                                                        27,853.15
                                                                                                  -------------
     Class B-2 Base Principal Distribution remaining unpaid                                                  --
     Class B-2 Note Principal Balance after distribution on Payment Date                             213,725.59
 REMAINING AVAILABLE FUNDS                                                                            80,823.08
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                                    483,157.57
    Class B-3 Base Principal Distribution due                                                         55,706.31
    Class B-3 Base Principal Distribution paid                                                        55,706.31
                                                                                                  -------------
     Class B-3 Base Principal Distribution remaining unpaid                                                  --
     Class B-3 Note Principal Balance after distribution on Payment Date                             427,451.26
REMAINING AVAILABLE FUNDS                                                                             25,116.77

ADDITIONAL PAYMENT TO NOTEHOLDERS DUE TO RESTRICTING EVENT
    Principal Amount paid to A noteholders, otherwise paid to B-1                                            --
    Principal Amount paid to A noteholders, otherwise paid to B-2                                            --
    Principal Amount paid to A noteholders, otherwise paid to B-3                                            --
                                                                                                  -------------
    Total Principal Amount paid to A noteholders, otherwise to be paid to B                                  --
REMAINING AVAILABLE FUNDS                                                                             25,116.77

    Principal Amount paid to B-1 noteholders, otherwise paid to B-2                                          --
    Principal Amount paid to B-1 noteholders, otherwise paid to B-3                                          --

    Principal Amount paid to B-2 noteholders, otherwise paid to B-3                                          --
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                             25,116.77

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
    Indenture Trustee Expenses unpaid per above                                                              --
    Remaining Indenture Trustee Expenses paid                                                                --
                                                                                                  -------------
     Remaining Indenture Trustee Expenses unpaid                                                             --
 REMAINING AVAILABLE FUNDS                                                                            25,116.77
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                                 --
    Other Amounts Due Servicer under Servicing Agreement paid                                                --
                                                                                                  -------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                    --
 REMAINING AVAILABLE FUNDS                                                                            25,116.77
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                     25,116.77

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED OCTOBER 1, 2002


                      Initial        Beginning        Base        Additional        Total           Ending         Ending
                     Principal       Principal      Principal      Principal       Principal       Principal     Certificate
        Class         Balance         Balance      Distribution   Distribution    Distribution      Balance        Factor
---------------   --------------   -------------   ------------   ------------   -------------   -------------   -----------
Class A-1          70,687,140.00              --             --             --              --              --     0.0000000
Class A-2          53,856,869.00              --             --             --              --              --     0.0000000
Class A-3          52,510,447.00              --             --             --              --              --     0.0000000
Class A-4          70,687,140.00   22,225,247.36   2,562,490.00             --    2,562,490.00   19,662,757.37     0.2781660
                  --------------   -------------   ------------   ------------   -------------   -------------   -----------
  Total Class A   247,741,596.00   22,225,247.36   2,562,490.00             --    2,562,490.00   19,662,757.37     0.0793680

Class B-1           5,385,687.00      483,157.56      55,706.31             --       55,706.31      427,451.26     0.0793680
Class B-2           2,692,843.00      241,578.74      27,853.15             --       27,853.15      213,725.59     0.0793680
Class B-3           5,385,687.00      483,157.57      55,706.31             --       55,706.31      427,451.26     0.0793680
                  --------------   -------------   ------------   ------------   -------------   -------------
  Total           261,205,813.00   23,433,141.23   2,701,755.76             --    2,701,755.76   20,731,385.47

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                             31,511,671.23
      ADCPB, end of Collection Period                                                   28,809,915.47
                                                                                        -------------
        Base Principal Amount                                                            2,701,755.76

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                    2,120,097.87
      Servicing Advances collected during the current Collection Period                  2,107,344.56
                                                                                         ------------
        Unreimbursed Servicing Advances as of current Determination Date                    12,753.31

CALCULATION OF INTEREST DUE

               Beginning                              Current                            Total
               Principal           Interest          Interest          Overdue          Interest
 Class          Balance              Rate               Due            Interest            Due
---------   ---------------    ---------------    ---------------   ---------------   ---------------
Class A-1                --             5.2150%                --                --                --
Class A-2                --             5.4900%                --                --                --
Class A-3                --             5.4500%                --                --                --
Class A-4     22,225,247.36             5.6280%        104,236.41                --        104,236.41
Class B-1        483,157.56             7.3400%          2,955.31                --          2,955.31
Class B-2        241,578.74             9.5100%          1,914.51                --          1,914.51
Class B-3        483,157.57             6.2420%          2,513.22                --          2,513.22
            ---------------    ---------------    ---------------   ---------------   ---------------
              23,433,141.23             5.7160%        111,619.46                --        111,619.46

CALCULATION OF PRINCIPAL DUE

                       Base          Base                                Total
                     Principal     Principal              Overdue      Principal
  Class             Amount Pct.     Amount               Principal        Due
---------           -----------  -------------           ---------    ------------
Class A              94.845%      2,562,490.00                  --    2,562,490.00
Class B-1             2.062%         55,706.31                  --       55,706.31
Class B-2             1.031%         27,853.15                  --       27,853.15
Class B-3             2.062%         55,706.31                0.00       55,706.31
                                 -------------           ---------    ------------
                                  2,701,755.76                0.00    2,701,755.76


CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                            31,511,671.23
      Servicer Fee Rate                                                                         0.500%
      One-twelfth                                                                                1/12
                                                                                        -------------
      Servicer Fee due current period                                                       13,129.86
      Prior Servicer Fee arrearage                                                                 --
                                                                                        -------------
                                                                                                   --
      Servicer Fee due                                                                      13,129.86

CALCULATION OF PREMIUM AMOUNT

      Class A Principal Amount as of the immediately preceding Collection Period        22,225,247.36
      Premium Rate                                                                              0.140%
      One-twelfth                                                                                1/12
                                                                                       --------------
      Premium Amount due Current Period                                                      2,592.95

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2002

      Prior Premium Amount arrearage                                                               --
                                                                                       --------------
        Total Premium Amount due                                                             2,592.95

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                 416.67
      Prior Indenture Trustee Fee arrearage                                                        --
                                                                                       --------------
      Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                               --
      Prior Indenture Trustee Expenses arrearage                                                   --
                                                                                       --------------
      Total Indenture Trustee Expenses due                                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                        --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       --
                                                                                       --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


RESTRICTING EVENT DETERMINATION:

                                                                                                                            Yes/No
                                                                                                                            ------
 A) Event of Servicer Termination (Yes/No)                                                                                    No
 B) Note Insurer has Made a Payment (Yes/No)                                                                                  No
 C) Gross Charge Off Event has Occurred (Yes/No)                                                                              No
 D) Delinquency Trigger Event has Occurred (Yes/No)                                                                           No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                            Yes/No
                                                                                                                            ------
 A) Failure to distribute to the Noteholders all or part of any payment of
 Interest required to be made under the terms of such Notes or the Indenture when
 due; and,                                                                                                                    No
 B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
 Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
 Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1 Maturity
 Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
 Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
 Notes, or Class B-3 Notes, as the case may be.                                                                               No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

   Section                                      Event                                                                       Yes/No
   -------                                      -----                                                                       ------
 6.01(i)          Failure to make payment required                                                                            No
 6.01(ii)         Failure to submit Monthly Statement                                                                         No
 6.01(iii)        Failure to Observe Covenants in Servicing Agreement                                                         No
 6.01(iv)         Servicer consents to appointment of custodian, receiver, etc.                                               No
 6.01(v)          Servicer files a voluntary petition for bankruptcy                                                          No
 6.01(vi)         Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days        No
 6.01(vii)        Assignment by Servicer to a delegate its rights under Servicing Agreement                                   No
 6.01(viii)       Servicer Trigger Event as contained in the Insurance Agreement has occurred.                                No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED OCTOBER 1, 2002

Gross Charge Event Calculation:

                                                                                                   Result
                                                                                                  ---------
    Gross Charge Off Ratio Current Period                                                             (0.58)%
    Gross Charge Off Ratio Prior Period                                                                2.14%
    Gross Charge Off Ratio Second Prior Period                                                        (0.56)%
                                                                                                  ---------
      Average of Gross Charge Off Ratio for Three Periods                                              0.33%
    Maximum Allowed                                                                                    2.50%

    Gross Charge Off Ratio:

                            ADCPB of                                                           Gross Charge Off Ratio
                         All Defaulted         Less                           End of Month           Charge Offs/
                           Contracts        Recoveries       Charge Offs         ADCPB                 ADCPB
                         -------------      ---------       ------------      ------------     -----------------------
    Current Period         55,784.94        69,703.77        (13,918.83)      28,809,915.47           (0.58)%
    Prior Period           51,906.45        (4,274.66)        56,181.11       31,511,671.23            2.14%
    Second Prior Period    28,545.11        44,730.02        (16,184.91)      34,437,354.11           (0.56)%

Delinquency Event Calculation:

                                                                                                   Results
                                                                                                   --------
    Delinquency Trigger Ratio Current Period                                                           4.65%
    Delinquency Trigger Ratio Prior Period                                                             5.42%
    Delinquency Trigger Ratio Second Prior Period                                                      4.85%
                                                                                                   --------
    Average of Delinquency Trigger Ratios                                                              4.97%
    Maximum Allowed                                                                                    7.50%

    Delinquency Trigger Ratio:

                                    A                    B                     A/B
                              -----------------    ---------------      -------------------
                                 ADCPB of            ADCPB of
                              Contract > 30 Day     All Contracts       Delinquency Trigger
                                 Past Due          As of Month-End            Ratio:
                              -----------------    ---------------      -------------------
    Current Period               1,340,474.03       28,829,233.54             4.65%
    Prior Period                 1,707,894.67       31,511,671.23             5.42%
    Second Prior Period          1,669,585.78       34,442,253.18             4.85%


                                     ADCPB     Delinquency Ratio
                                  -----------  ------------------
    Current                        27,488,760               95.35%
    31-60 Days Past Due               543,002                1.88%
    61-90 Days Past Due               580,398                2.01%
    91+ Days Past Due                 217,074                0.75%
                                  -----------  ------------------
    TOTAL                          28,829,234              100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                                                                 269,284,343.00
    Maximum Substitution (10% of Initial)                                                     26,928,434.30

    Prior month Cumulative ADCPB Substituted                                                  13,835,527.12
    Adjustment for prior month cumulative substituted ADLB (overstated in 10/1/01 report)                --
    Current month ADCPB Substituted                                                              127,221.19
                                                                                             --------------
    Cumulative ADCPB Substituted                                                              13,962,748.31

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2002 **


Available Amount to Note Holders:                                                            4,036,455.95

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                       --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                      --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                16,573.11
              (b) Servicer Fees from current and prior Collection Period                        19,910.76
              (c) Servicing Charges inadvertently deposited in Collection Account                      --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                        5,105.91
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees            416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                              --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                  --
              Class A-2 Note Interest                                                                  --
              Class A-3 Note Interest                                                                  --
              Class A-4 Note Interest                                                          167,182.02

(viii)      Class B-1 Note Interest                                                              4,748.76
(ix)        Class B-2 Note Interest                                                              4,603.11
(x)         Class B-3 Note Interest                                                              3,644.71
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                                  --
              Class A-2 Principal Distribution Amount                                                  --
              Class A-3 Principal Distribution Amount                                                  --
              Class A-4 Principal Distribution Amount                                        3,814,270.92
(xii)       Note Insurer Reimbursement Amount                                                          --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              --
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal              --
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal              --
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)              --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                       --
(xviii)     Remaining Amount to Residual Holder                                                        --


            Reviewed By:



            -----------------------------------------------
            Joel Cappon
            Controller, American Express Business Finance

** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of September 30, 2002                                            449,781.92
     Add: Investment earnings on amounts in Collection Account                                         1,736.16
     Add: Payments due Collection Account from last 3 business days of Collection Period           1,078,583.66
     Less: Amounts inadvertently deposited into collection account                                           --
     Add: Additional contribution for terminated trade-ups and rebooked leases                               --
     Add: Servicer Advance on current Determination Date                                           2,506,354.21
                                                                                                  -------------
       Available Funds on Payment Date                                                             4,036,455.95
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        4,036,455.95
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        4,036,455.95
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                               16,573.11
     Unreimbursed Servicer Advances paid                                                              16,573.11
                                                                                                  -------------
       Unreimbursed Servicer Advances remaining unpaid                                                       --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        4,019,882.84
SERVICER FEES
     Servicer Fees due                                                                                19,910.76
     Servicer Fees paid                                                                               19,910.76
                                                                                                  -------------
       Servicer Fees remaining unpaid                                                                        --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,999,972.08
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                               --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,999,972.08
PREMIUM AMOUNT
     Premium Amount due                                                                                5,105.91
     Premium Amount paid                                                                               5,105.91
                                                                                                  -------------
       Premium Amount remaining unpaid                                                                       --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,994,866.18
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                           416.67
     Indenture Trustee Fee paid                                                                          416.67
                                                                                                  -------------
       Indenture Trustee Fee remaining unpaid                                                                --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,994,449.51
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                    --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                               75,000.00
                                                                                                  -------------
     Total Indenture Trustee Expenses paid                                                                   --
                                                                                                  -------------
       Indenture Trustee Expenses unpaid                                                                     --

REMAINING AVAILABLE FUNDS                                                                          3,994,449.51

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                 --
     Class A-2 Note Interest                                                                                 --
     Class A-3 Note Interest                                                                                 --
     Class A-4 Note Interest                                                                         167,182.02
                                                                                                  -------------
       Total Class A Interest due                                                                    167,182.02
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,827,267.49
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                       4,748.76
     Class B-1 Note Interest paid                                                                      4,748.76
                                                                                                  -------------
       Class B-1 Note Interest remaining unpaid                                                              --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,822,518.74
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                       4,603.11
     Class B-2 Note Interest paid                                                                      4,603.11
                                                                                                  -------------
       Class B-2 Note Interest remaining unpaid                                                              --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,817,915.62
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                       3,644.71
     Class B-3 Note Interest paid                                                                      3,644.71
                                                                                                  -------------
       Class B-3 Note Interest remaining unpaid                                                              --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,814,270.92
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                3,860,146.23
     Class A Note Principal Balance as of preceding Payment Date                                  35,011,940.82
                                                                                                  -------------
     Class A Base Principal Distribution Amount paid                                               3,814,270.92
                                                                                                  -------------
       Class A Base Principal Distribution Amount remaining unpaid                                    45,875.31

     Extra Paydown for Class A Note Due to Restricting Event                                                 --
                                                                                                  -------------
     Total Class A Note Principal Distribution Amount Paid                                         3,814,270.92

     Class A-1 Note Principal Balance as of preceding Payment Date                                           --
     Class A-1 Base Principal Distribution Amount paid                                                       --
                                                                                                  -------------
       Class A-1 Note Principal Balance after distribution on Payment Date                                   --

     Remaining Class A Base Principal Distribution Amount                                          3,814,270.92
                                                                                                  -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                           --
     Class A-2 Base Principal Distribution Amount paid                                                       --
                                                                                                  -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                                   --

     Remaining Class A Base Principal Distribution Amount                                          3,814,270.92
                                                                                                  -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                           --
     Class A-3 Base Principal Distribution Amount paid                                                       --
                                                                                                  -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                                   --

     Remaining Class A Base Principal Distribution Amount                                          3,814,270.92
                                                                                                  -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


     Class A-4 Note Principal Balance as of preceding Payment Date                                35,011,940.82
     Class A-4 Base Principal Distribution Amount paid                                             3,814,270.92
                                                                                                  -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                        31,197,669.91

  REMAINING AVAILABLE FUNDS                                                                                  --

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                                   --
     Note Insurer Reimbursement Amount paid                                                                  --
                                                                                                  -------------
     Note Insurer Reimbursement Amount remaining unpaid                                                      --
REMAINING AVAILABLE FUNDS                                                                                    --

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                   862,104.14
     Class B-1 Base Principal Distribution due                                                       173,403.70
     Class B-1 Base Principal Distribution paid                                                              --
                                                                                                  -------------
       Class B-1 Base Principal Distribution remaining unpaid                                        173,403.70
       Class B-1 Note Principal Balance after distribution on Payment Date                           862,104.14

     Extra Paydown for Class B-1 Note Due to Restricting Event                                               --
                                                                                                  -------------
     Total Class B-1 Note Principal Distribution Amount Paid                                                 --
     Class B-1 Note Principal Balance After Distribution on Payment Date                             862,104.14

  REMAINING AVAILABLE FUNDS                                                                                  --

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                   552,926.39
     Class B-2 Base Principal Distribution due                                                       208,576.17
     Class B-2 Base Principal Distribution paid                                                              --
                                                                                                  -------------
       Class B-2 Base Principal Distribution remaining unpaid                                        208,576.17
       Class B-2 Note Principal Balance after distribution on Payment Date                           552,926.39

     Extra Paydown for Class B-2 Note Due to Restricting Event                                               --
                                                                                                  -------------
     Total Class B-2 Note Principal Distribution Amount Paid                                                 --
     Class B-2 Note Principal Balance After Distribution on Payment Date                             552,926.39

  REMAINING AVAILABLE FUNDS                                                                                  --
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                                   691,157.98
     Class B-3 Base Principal Distribution due                                                       260,720.21
     Class B-3 Base Principal Distribution paid                                                              --
                                                                                                  -------------
       Class B-3 Base Principal Distribution remaining unpaid                                        260,720.21
       Class B-3 Note Principal Balance after distribution on Payment Date                           691,157.98

     Extra Paydown for Class B-3 Note Due to Restricting Event                                               --
                                                                                                  -------------
     Total Class B-3 Note Principal Distribution Amount Paid                                                 --
     Class B-3 Note Principal Balance After Distribution on Payment Date                             691,157.98

  REMAINING AVAILABLE FUNDS                                                                                  --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


     Indenture Trustee Expenses unpaid per above                                                             --
     Remaining Indenture Trustee Expenses paid                                                               --
                                                                                                  -------------
       Remaining Indenture Trustee Expenses unpaid                                                           --
  REMAINING AVAILABLE FUNDS                                                                                  --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                                --
     Other Amounts Due Servicer under Servicing Agreement paid                                               --
                                                                                                  -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                   --
  REMAINING AVAILABLE FUNDS                                                                                  --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                            --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED OCTOBER 1, 2002


                     Initial         Beginning          Base          Additional        Total           Ending            Ending
                    Principal        Principal        Principal        Principal      Principal        Principal       Certificate
     Class           Balance          Balance        Distribution    Distribution    Distribution       Balance           Factor
---------------   --------------   --------------   --------------   ------------   --------------   --------------   --------------
Class A-1          70,688,994.00               --               --             --               --               --        0.0000000
Class A-2          57,258,085.00               --               --             --               --               --        0.0000000
Class A-3          48,068,516.00               --               --             --               --               --        0.0000000
Class A-4          84,119,903.00    35,011,940.82     3,814,270.92             --     3,814,270.92    31,197,669.91        0.3708714
                  --------------   --------------   --------------   ------------   --------------   --------------   --------------
  Total Class A   260,135,498.00    35,011,940.82     3,814,270.92             --     3,814,270.92    31,197,669.91        0.1199285
Class B-1           5,655,120.00       862,104.14               --             --               --       862,104.14        0.1524467
Class B-2           2,827,560.00       552,926.39               --             --               --       552,926.39        0.1955489
Class B-3           3,534,450.00       691,157.98               --             --               --       691,157.98        0.1955489
                  --------------   --------------   --------------   ------------   --------------   --------------   --------------
  Total           272,152,628.00    37,118,129.33     3,814,270.92             --     3,814,270.92    33,303,858.42

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                47,785,812.28
      ADCPB, end of Collection Period                                      43,747,344.06
                                                                           -------------
        Base Principal Amount                                               4,038,468.21

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period       3,366,841.25
      Servicing Advances collected during the current Collection Period     3,350,268.14
                                                                           -------------
        Unreimbursed Servicing Advances as of current Determination Date       16,573.11

CALCULATION OF INTEREST DUE

               Beginning                        Current                        Total
               Principal        Interest        Interest       Overdue        Interest
  Class         Balance           Rate            Due          Interest         Due
---------   --------------    ------------    ------------   ------------   ------------
Class A-1               --          4.9670%             --             --             --
Class A-2               --          5.4500%             --             --             --
Class A-3               --          5.5400%             --             --             --
Class A-4    35,011,940.82          5.7300%     167,182.02             --     167,182.02
Class B-1       862,104.14          6.6100%       4,748.76             --       4,748.76
Class B-2       552,926.39          9.9900%       4,603.11             --       4,603.11
Class B-3       691,157.98          6.3280%       3,644.71             --       3,644.71
            --------------    ------------    ------------   ------------   ------------
             37,118,129.33          5.8250%     180,178.59             --     180,178.59

CALCULATION OF PRINCIPAL DUE

               Base             Base                         Total
             Principal        Principal      Overdue       Principal
  Class     Amount Pct.        Amount       Principal         Due
---------   ------------    ------------   ------------   ------------
Class A           95.584%   3,860,146.23             --   3,860,146.23
Class B-1          2.078%      83,916.23      89,487.47     173,403.70
Class B-2          1.039%      41,958.11     166,618.05     208,576.17
Class B-3          1.299%      52,447.64     208,272.57     260,720.21
                            ------------   ------------   ------------
                            4,038,468.21     464,378.09   4,502,846.30

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                               47,785,812.28
      Servicer Fee Rate                                                                            0.500%
      One-twelfth                                                                                   1/12
                                                                                          --------------
      Servicer Fee due current period                                                          19,910.76
      Prior Servicer Fee arrearage                                                                    --
                                                                                          --------------
      Servicer Fee due                                                                         19,910.76

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2002


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period           35,011,940.82
      Premium Rate                                                                                 0.175%
      One-twelfth                                                                                   1/12
                                                                                          --------------
      Premium Amount due Current Period                                                         5,105.91
      Prior Premium Amount arrearage                                                                  --
                                                                                          --------------
        Total Premium Amount due                                                                5,105.91

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                    416.67
      Prior Indenture Trustee Fee arrearage                                                           --
                                                                                          --------------
      Total Indenture Trustee Fee due                                                             416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                  --
      Prior Indenture Trustee Expenses arrearage                                                      --
                                                                                          --------------
      Total Indenture Trustee Expenses due                                                            --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                           --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                          --
                                                                                          --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002



RESTRICTING EVENT DETERMINATION:                                                                                            No
                                                                                                                          Yes/No
                                                                                                                          ------
     A) Event of Servicer Termination (Yes/No)                                                                              No
     B) Note Insurer has Made a Payment (Yes/No)                                                                            No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                          Yes/No
                                                                                                                          ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                                         No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                                                No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                              Event                                                           Yes/No
     -------                                              -----                                                           ------
     6.01(i)     Failure to make payment required                                                                           No
     6.01(ii)    Failure to submit Monthly Statement                                                                        No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                        No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                              No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                         No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days       No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                  No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


Gross Charge Event Calculation:

                                                             Result
                                                             ------
Gross Charge Off Ratio Current Period                          4.47%
Gross Charge Off Ratio Prior Period                           (3.34)%
Gross Charge Off Ratio Second Prior Period                     0.06%
                                                             ------
Average of Gross Charge Off Ratio for Three Periods            0.40%
Maximum Allowed                                                2.50%

    Gross Charge Off Ratio:

                                ADCPB of                                                          Gross Charge Off
                             All Defaulted       Less                          End of Month      Ratio: Charge Offs/
                               Contracts      Recoveries       Charge Offs        ADCPB                 ADCPB
                             -------------   -------------    -------------    -------------     -------------------
Current Period                  216,943.95       53,875.73       163,068.22    43,747,344.06                    4.47%
Prior Period                    200,343.22      333,380.43      (133,037.21)   47,785,812.28                   (3.34)%
Second Prior Period              59,985.28       57,312.57         2,672.71    51,995,608.50                    0.06%


Delinquency Event Calculation:

                                                       Results
                                                       ------
Delinquency Trigger Ratio Current Period                 4.93%
Delinquency Trigger Ratio Prior Period                   5.02%
Delinquency Trigger Ratio Second Prior Period            5.25%
                                                       ------
Average of Delinquency Trigger Ratios                    5.07%
Maximum Allowed                                          7.50%

    Delinquency Trigger Ratio:

                                     A                         B                         A/B
                            ------------------          ---------------          -------------------
                                 ADCPB of                  ADCPB of
                            Contract > 30 Days           All Contracts           Delinquency Trigger
                                 Past Due               As of Month-End                 Ratio:
                            ------------------          ---------------          -------------------
Current Period                    2,158,433.58            43,767,712.97                         4.93%
Prior Period                      2,397,408.62            47,785,812.28                         5.02%
Second Prior Period               2,731,280.31            51,999,803.16                         5.25%

                               ADCPB             Delinquency Ratio
                             ----------          -----------------
Current                      41,609,279                      95.07%
31-60 Days Past Due           1,311,153                       3.00%
61-90 Days Past Due             380,570                       0.87%
91+ Days Past Due               466,711                       1.07%
                             ----------          -----------------
TOTAL                        43,767,713                     100.00%

Substitution Limits

ADCPB as of Cut-Off Date                                                                      226,204,781.43
ADCPB added during Prefunding period                                                           56,551,485.09
                                                                                              --------------
Total Initial ADCPB                                                                           282,756,266.53
Maximum Substitution (10% of Initial)                                                          28,275,626.65

Prior month Cumulative ADCPB Substituted                                                       28,265,864.38
Adjustment for prior month cumulative substituted ADLB (overstated in 2/1/02 report)                      --
Current month ADCPB Substituted                                                                           --
                                                                                              --------------
Cumulative ADCPB Substituted                                                                   28,265,864.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2002**


Available Amount to Note Holders:                                                              2,896,344.55
Reserve Account balance, beginning                                                               185,464.91

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)     Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                       8,676.57
          (b) Servicer Fees from current and prior Collection Period                              24,279.67
          (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)    Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(v)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vi)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                        --
          Class A-2 Note Interest                                                                        --
          Class A-3 Note Interest                                                                        --
          Class A-4 Note Interest                                                                236,972.54
(vii)   Class B Note Interest                                                                     40,941.05
(viii)  Class C Note Interest                                                                     30,515.30
(ix)    Class D Note Interest                                                                      9,315.50

(x)     Class A Base Principal Distribution Amount
          Class A-1 Principal Distribution Amount                                                        --
          Class A-2 Principal Distribution Amount                                                        --
          Class A-3 Principal Distribution Amount                                                        --
          Class A-4 Principal Distribution Amount                                              2,208,778.67
(xi)    Class B Base Principal Distribution Amount                                               208,756.52
(xii)   Class C Base Principal Distribution Amount                                               141,415.71
(xiii)  Class D Base Principal Distribution Amount                                                33,670.41
(xv)    Class E Note Interest                                                                      6,886.76
(xvi)   Class E Principal Distribution Amount                                                     36,364.04
(xviii) Reserve Account Reimbursement/(Withdrawal)                                               (90,644.86)
(xix)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xx)    Remaining Amount to Residual Holder                                                              --


Reserve Account balance, ending                                                                   94,820.05

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                         --

           Reviewed By:



           --------------------------------------------------------------------
           Joel Cappon
           Controller, American Express Business Finance


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of September 30, 2002                                           563,272.98
     Add: Investment earnings on amounts in Collection Account                                        1,323.94
     Add: Payments due Collection Account from last 3 business days of Collection Period            754,175.29
     Less: Amounts inadvertently deposited into collection account                                          --
     Add: Additional contribution for terminated trade-ups and rebooked leases                        5,817.50
     Add: Servicer Advance on current Determination Date                                          1,571,754.84
                                                                                                  ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                              2,896,344.55
     Reserve Account balance                                                                        185,464.91
                                                                                                  ------------
     TOTAL AVAILABLE FUNDS                                                                        3,081,809.46

Initial Unpaid Amounts inadvertently deposited in Collection Account                                        --
                                                                                                  ------------
  REMAINING AVAILABLE FUNDS                                                                       3,081,809.46

Indemnity Payments paid inadvertently deposited in Collection Account                                       --
                                                                                                  ------------
  REMAINING AVAILABLE FUNDS                                                                       3,081,809.46

Unreimbursed Servicer Advances
     Unreimbursed Servicer Advances due                                                               8,676.57
     Unreimbursed Servicer Advances paid                                                              8,676.57
                                                                                                  ------------
       Unreimbursed Servicer Advances remaining unpaid                                                      --
                                                                                                  ------------
  REMAINING AVAILABLE FUNDS                                                                       3,073,132.89

SERVICER FEES
     Servicer Fees due                                                                               24,279.67
     Servicer Fees paid                                                                              24,279.67
                                                                                                  ------------
       Servicer Fees remaining unpaid                                                                       --
                                                                                                  ------------
REMAINING AVAILABLE FUNDS                                                                         3,048,853.22

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                              --
                                                                                                  ------------
  REMAINING AVAILABLE FUNDS                                                                       3,048,853.22

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                          416.67
     Indenture Trustee Fee paid                                                                         416.67
                                                                                                  ------------
       Indenture Trustee Fee remaining unpaid                                                               --
                                                                                                  ------------
  REMAINING AVAILABLE FUNDS                                                                       3,048,436.55

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                   --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                              75,000.00
                                                                                                  ------------
     Total Indenture Trustee Expenses paid                                                                  --
                                                                                                  ------------
       Indenture Trustee Expenses unpaid                                                                    --
  REMAINING AVAILABLE FUNDS                                                                       3,048,436.55

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                           --
     Class A-2 Note Interest                                                           --
     Class A-3 Note Interest                                                           --
     Class A-4 Note Interest                                                   236,972.54
       TOTAL CLASS A INTEREST DUE                                              236,972.54
                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                  2,811,464.01

CLASS B NOTE INTEREST
     Class B Note Interest due                                                  40,941.05
     Class B Note Interest paid                                                 40,941.05
                                                                            -------------
       Class B Note Interest remaining unpaid                                          --
                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                  2,770,522.96

CLASS C NOTE INTEREST
     Class C Note Interest due                                                  30,515.30
     Class C Note Interest paid                                                 30,515.30
                                                                            -------------
       Class C Note Interest remaining unpaid                                          --
                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                  2,740,007.65

CLASS D NOTE INTEREST
     Class D Note Interest due                                                   9,315.50
     Class D Note Interest paid                                                  9,315.50
                                                                            -------------
       Class D Note Interest remaining unpaid                                          --
                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                  2,730,692.16

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                          2,155,767.99
     Class A Note Principal Balance as of preceding Payment Date            40,740,265.06
                                                                            -------------
     Class A Base Principal Distribution Amount paid                         2,155,767.99
                                                                            -------------
       Class A Base Principal Distribution Amount remaining unpaid                     --
     Class A-1 Note Principal Balance as of preceding Payment Date                     --
     Class A-1 Base Principal Distribution Amount paid                                 --
                                                                            -------------
       Class A-1 Note Principal Balance after distribution                             --
                                                                            -------------
     Remaining Class A Base Principal Distribution Amount                    2,155,767.99
                                                                            -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                     --
     Class A-2 Base Principal Distribution Amount paid                                 --
                                                                            -------------
       Class A-2 Note Principal Balance after distribution                             --
     Remaining Class A Base Principal Distribution Amount                    2,155,767.99
                                                                            -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                     --
     Class A-3 Base Principal Distribution Amount paid                                 --
                                                                            -------------
       Class A-3 Note Principal Balance after distribution                             --
     Remaining Class A Base Principal Distribution Amount                    2,155,767.99
                                                                            -------------
     Class A-4 Note Principal Balance as of preceding Payment Date          40,740,265.06
     Class A-4 Base Principal Distribution Amount paid                       2,155,767.99
                                                                            -------------
       Class A-4 Note Principal Balance after distribution                  38,584,497.08
REMAINING AVAILABLE FUNDS                                                      574,924.17

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002



CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                   6,748,524.57
     Class B Base Principal Distribution due                                         203,746.36
     Class B Base Principal Distribution paid                                        203,746.36
                                                                                  -------------
       Class B Base Principal Distribution remaining unpaid                                  --
       Class B Note Principal Balance after distribution on Payment Date           6,544,778.21
REMAINING AVAILABLE FUNDS                                                            371,177.80

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                   4,571,581.26
     Class C Base Principal Distribution due                                         138,021.73
     Class C Base Principal Distribution paid                                        138,021.73
                                                                                  -------------
       Class C Base Principal Distribution remaining unpaid                                  --
       Class C Note Principal Balance after distribution on Payment Date           4,433,559.53
REMAINING AVAILABLE FUNDS                                                            233,156.07

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                   1,088,471.16
     Class D Base Principal Distribution due                                          32,862.32
     Class D Base Principal Distribution paid                                         32,862.32
                                                                                  -------------
       Class D Base Principal Distribution remaining unpaid                                  --
       Class D Note Principal Balance after distribution on Payment Date           1,055,608.84
REMAINING AVAILABLE FUNDS                                                            200,293.76

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                   --
     Class A-1 Reallocated Principal Distribution                                            --
                                                                                  -------------
       Class A-1 Note Principal Balance after Reallocation                                   --
  Remaining Available Funds                                                          200,293.76
                                                                                  -------------
     Class A-2 Note Principal Balance after Base Principal                                   --
     Class A-2 Reallocated Principal Distribution                                            --
                                                                                  -------------
       Class A-2 Note Principal Balance after Reallocation                                   --
  Remaining Available Funds                                                          200,293.76
                                                                                  -------------
     Class A-3 Note Principal Balance after Base Principal                                   --
     Class A-3 Reallocated Principal Distribution                                            --
                                                                                  -------------
       Class A-3 Note Principal Balance after Reallocation                                   --
  Remaining Available Funds                                                          200,293.76
                                                                                  -------------
     Class A-4 Note Principal Balance after Base Principal                        38,584,497.08
     Class A-4 Reallocated Principal Distribution                                            --
                                                                                  -------------
       Class A-4 Note Principal Balance after Reallocation                        38,584,497.08
  REMAINING AVAILABLE FUNDS                                                          200,293.76

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                           6,544,778.21
     Class B Reallocated Principal Distribution paid                                         --
                                                                                  -------------
       Class B Note Principal Balance after Reallocation                           6,544,778.21
  REMAINING AVAILABLE FUNDS                                                          200,293.76

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002



CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                           4,433,559.53
     Class C Reallocated Principal Distribution paid                                         --
                                                                                  -------------
       Class C Note Principal Balance after Reallocation                           4,433,559.53
  REMAINING AVAILABLE FUNDS                                                          200,293.76

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                           1,055,608.84
     Class D Reallocated Principal Distribution paid                                         --
       Class D Note Principal Balance after Reallocation                           1,055,608.84
  REMAINING AVAILABLE FUNDS                                                          200,293.76

CLASS E NOTE INTEREST
     Class E Note Interest due                                                         6,886.76
     Class E Note Interest paid                                                        6,886.76
                                                                                  -------------
       Class E Note Interest remaining unpaid                                                --
                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                          193,407.00

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                   1,175,549.41
     Class E Base Principal Distribution due                                          35,491.30
     Class E Base Principal Distribution paid                                         35,491.30
                                                                                  -------------
       Class E Base Principal Distribution remaining unpaid                                  --
       Class E Note Principal Balance after distribution on Payment Date           1,140,058.11
  REMAINING AVAILABLE FUNDS                                                          157,915.69

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                           1,140,058.11
     Class E Reallocated Principal Distribution paid                                         --
       Class E Note Principal Balance after Reallocation                           1,140,058.11
  REMAINING AVAILABLE FUNDS                                                          157,915.69

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                            --
     Class A-1 Supplemental Principal Distribution                                           --
                                                                                  -------------
       Class A-1 Note Principal Balance after Supplemental                                   --
  Remaining Available Funds                                                          157,915.69
                                                                                  -------------
     Class A-2 Note Principal Balance after Reallocated Principal                            --
     Class A-2 Supplemental Principal Distribution                                           --
                                                                                  -------------
       Class A-2 Note Principal Balance after Supplemental                                   --
  Remaining Available Funds                                                          157,915.69
                                                                                  -------------
     Class A-3 Note Principal Balance after Reallocated Principal                            --
     Class A-3 Supplemental Principal Distribution                                           --
                                                                                  -------------
       Class A-3 Note Principal Balance after Supplemental                                   --
  Remaining Available Funds                                                          157,915.69
                                                                                  -------------
     Class A-4 Note Principal Balance after Reallocated Principal                 38,584,497.08
     Class A-4 Supplemental Principal Distribution                                    53,010.69
                                                                                  -------------
       Class A-4 Note Principal Balance after Supplemental                        38,531,486.39
  REMAINING AVAILABLE FUNDS                                                          104,905.01

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002



CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal          6,544,778.21
     Class B Supplemental Principal Distribution paid                        5,010.16
                                                                         ------------
       Class B Note Principal Balance after Supplemental                 6,539,768.05
  REMAINING AVAILABLE FUNDS                                                 99,894.85

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal          4,433,559.53
     Class C Supplemental Principal Distribution paid                        3,393.98
                                                                         ------------
       Class C Note Principal Balance after Supplemental                 4,430,165.55
  REMAINING AVAILABLE FUNDS                                                 96,500.87

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal          1,055,608.84
     Class D Supplemental Principal Distribution paid                          808.09
                                                                         ------------
       Class D Note Principal Balance after Supplemental                 1,054,800.75
  REMAINING AVAILABLE FUNDS                                                 95,692.78

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal          1,140,058.11
     Class E Supplemental Principal Distribution paid                          872.74
                                                                         ------------
       Class E Note Principal Balance after Supplemental                 1,139,185.37
  REMAINING AVAILABLE FUNDS                                                 94,820.05

RESERVE FUND
     Required Reserve Fund Amount                                        1,751,034.78
     Reserve Account Balance, Ending                                        94,820.05
     Reserve Account Deposit/(Withdrawal)                                  (90,644.86)
                                                                         ------------
  REMAINING AVAILABLE FUNDS                                                        --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                   --
     Remaining Indenture Trustee Expenses paid                                     --
                                                                         ------------
       Remaining Indenture Trustee Expenses unpaid                                 --
  REMAINING AVAILABLE FUNDS                                                        --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                            58,271,214.54
     ADCPB, end of Collection Period                                                  55,642,229.19
                                                                                     --------------
       Base Principal Amount                                                           2,628,985.35

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                   2,129,772.14
     Servicing Advances collected during the current Collection Period                 2,121,095.57
                                                                                     --------------
       Unreimbursed Servicing Advances as of current Determination Date                    8,676.57



CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                           58,271,214.54
     Servicer Fee Rate                                                                        0.500%
     One-twelfth                                                                               1/12
                                                                                     --------------
     Servicer Fee due current period                                                      24,279.67
     Prior Servicer Fee arrearage                                                                --
                                                                                     --------------
     Servicer Fee due                                                                     24,279.67


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                416.67
     Prior Indenture Trustee Fee arrearage                                                       --
                                                                                     --------------
     Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                              --
     Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                     --------------
     Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                       --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                     --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                  --



AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                      53,672,150.13           96.46%
       31-60 days past due                                           681,871.01            1.23%
       61-90 days past due                                           714,612.95            1.28%
       91+ days past due                                             575,961.09            1.04%
                                                                  -------------
                                                                  55,644,595.18

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                128,290.04
     Less Recoveries                                                                  68,104.89
                                                                                  -------------
     Total Charge Offs for the period                                                 60,185.15

     End of Month ADCPB                                                           55,642,229.19
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                      0.11%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning
                   Initial          of Period         Interest                       Interest
   Class           Balance           Balance            Rate       Interest Due        Paid
-----------    --------------      -------------      -------      -----------     ----------
    A-1         30,818,212.00               0.00        5.855%            0.00           0.00
    A-2         31,956,385.00               0.00        6.460%            0.00           0.00
    A-3         18,823,624.00               0.00        6.700%            0.00           0.00
    A-4         61,986,631.00      40,740,265.06        6.980%      236,972.54     236,972.54
               --------------      -------------      -------      -----------     ----------
  Class A      143,584,852.00      40,740,265.06         6.98%      236,972.54     236,972.54
               --------------      -------------      -------      -----------     ----------
     B          13,570,520.00       6,748,524.57        7.280%       40,941.05      40,941.05
     C           9,192,933.00       4,571,581.26        8.010%       30,515.30      30,515.30
     D           2,188,793.00       1,088,471.16       10.270%        9,315.50       9,315.50
     E           2,363,897.00       1,175,549.41        7.030%        6,886.76       6,886.76
               --------------      -------------      -------      -----------     ----------
Total Notes    170,900,995.00      54,324,391.46         7.17%      324,631.16     324,631.16
               --------------      -------------      -------      -----------     ----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                   Beginning        (Monthly)     (Reallocated)   (Supplemental)       Total            End          Ending
                   of Period        Principal       Principal       Principal        Principal       of Period     Certificate
   Class            Balance           Paid             Paid           Paid             Paid           Balance        Factor
-----------    --------------    -------------    -------------   --------------  ------------    --------------   -----------
    A-1                  0.00             0.00          0.00            0.00              0.00             0.00     0.0000000
    A-2                  0.00             0.00          0.00            0.00              0.00             0.00     0.0000000
    A-3                  0.00             0.00          0.00            0.00              0.00             0.00     0.0000000
    A-4         40,740,265.06     2,155,767.99          0.00       53,010.69      2,208,778.67    38,531,486.39     0.6216096
               --------------    -------------    ----------      ----------      ------------    -------------
  Class A       40,740,265.06     2,155,767.99          0.00       53,010.69      2,208,778.67    38,531,486.39
               --------------    -------------    ----------      ----------      ------------    -------------
     B           6,748,524.57       203,746.36          0.00        5,010.16        208,756.52     6,539,768.05     0.4819099
     C           4,571,581.26       138,021.73          0.00        3,393.98        141,415.71     4,430,165.55     0.4819099
     D           1,088,471.16        32,862.32          0.00          808.09         33,670.41     1,054,800.75     0.4819098
     E           1,175,549.41        35,491.30          0.00          872.74         36,364.04     1,139,185.37     0.4819099
               --------------    -------------    ----------      ----------      ------------    -------------
Total Notes     54,324,391.46     2,565,889.70          0.00       63,095.65      2,628,985.35    51,695,406.11
               --------------    -------------    ----------      ----------      ------------    -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2002

PRINCIPAL PAYMENT CALCULATION

                                     Investor         Investor        Investor                    Supplemental
                   (defined)          Monthly        Reallocated    Supplemental    Total          Percentage
                     Class           Principal        Principal       Principal   Principal       of Principal
   Class           Percentage         Amount           Amount          Amount      Amount           Allocated
---------------------------------------------------------------------------------------------------------------
     A                 82.00%       2,155,767.99          0.00       53,010.69   2,208,778.67           84.02%
     B                  7.75%         203,746.36          0.00        5,010.16     208,756.52            7.94%
     C                  5.25%         138,021.73          0.00        3,393.98     141,415.71            5.38%
     D                  1.25%          32,862.32          0.00          808.09      33,670.41            1.28%
     E                  1.35%          35,491.30          0.00          872.74      36,364.04            1.38%
---------------------------------------------------------------------------------------------------------------
                                    2,565,889.70          0.00       63,095.65   2,628,985.35          100.00%
---------------------------------------------------------------------------------------------------------------



FLOOR CALCULATION

                  Class           Floor Hit?        Floored
   Class         Floors             (Y/N)         Prin Amount
---------------------------------------------------------------
     A                                                N/A
     B              -                 No            203,746.36
     C              -                 No            138,021.73
     D              -                 No             32,862.32
     E              -                 No             35,491.30
---------------------------------------------------------------


(Retained) Certificate Balance      3,946,823.08
Initial OC Percentage                       2.40%

Overcollateralization Balance (prior)             3,946,823.08
Overcollateralization Balance (current)           3,946,823.08
Unfunded Loss Amount                                 74,777.01
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      3,048,436.55

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                        Yes/No
                                                                                        ------
    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture
    when due; and,                                                                        No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
    Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
    Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
    Class B Maturity Date, the Class C Maturity Date, the Class D Maturity Date,
    or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
    Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, or Class E
    Notes, as the case may be.                                                            No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                                 Event                                    Yes/No
---------   -------------------------------------------------------------------  ------
6.01(i)     Failure to make payment, deposit, transfer, or delivery required       No

6.01(ii)    Failure to submit Monthly Statement                                    No

6.01(iii)   Failure to Observe Covenants in Servicing Agreement                    No

6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.          No

6.01(v)     Servicer files a voluntary petition for bankruptcy                     No

6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
            withdrawn or dismissed within 60 days                                  No

6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing
            Agreement                                                              No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2002


Available Funds                                                                                           $3,835,488.52
Deposit from Reserve Account                                                                                  (3,335.91)
                                                                                                          -------------
Total Available Amount to Note Holders:                                                                   $3,832,152.61

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)    Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account          $        0.00
(ii)   Indemnity Payments paid inadvertently deposited in Collection Account                              $        0.00
(iii)  Aggregate of:
         (a) Unreimbursed Servicer Advances (Other than current Collection Period)                        $   10,876.64
         (b) Servicer Fees from current and prior Collection Period                                       $   54,720.21
(iv)   Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                        $      416.67
(v)    Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                                 $        0.00

(vi)   Class A-1 through A-2 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                          $  129,366.37
         Class A-2 Note Interest                                                                          $  644,910.00
(vii)  Class B Note Interest                                                                              $   72,889.88

(viii) Class A Base Principal Distribution Amount
         Class A-1 Principal Distribution Amount                                                          $2,629,052.81
         Class A-2 Principal Distribution Amount                                                          $        0.00
(ix)   Class B Base Principal Distribution Amount                                                         $  211,630.94
(x)    Supplemental Interest Reserve Account addition amount                                              $   78,289.11
(xi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      $        0.00
(xii)  Excess to Trust Certificate Holder                                                                 $        0.00




             Reviewed By:



             ------------------------------------------------------------------
             Joel Cappon
             Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of September 30, 2002                                    1,719,856.09
     Investment earnings on amounts in Collection Account                                        3,902.94
     Payments due Collection Account from last 3 business days of Collection Period            893,352.68
     Servicer Advance on current Determination Date                                          1,218,376.81
     Additional Contribution for loss on termination                                                 0.00
     Deposit from / to Reserve Account                                                          (3,335.91)
     Deposit from Letter of Credit Account                                                           0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                         3,832,152.61

Initial Unpaid Amounts inadvertently deposited in Collection Account                                 0.00
  REMAINING AVAILABLE FUNDS                                                                  3,832,152.61

Indemnity Payments paid inadvertently deposited in Collection Account                                0.00
  REMAINING AVAILABLE FUNDS                                                                  3,832,152.61

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                         10,876.64
     Unreimbursed Servicer Advances paid                                                        10,876.64
                                                                                             ------------
       Unreimbursed Servicer Advances remaining unpaid                                               0.00
  REMAINING AVAILABLE FUNDS                                                                  3,821,275.98

SERVICER FEES
     Servicer Fees due                                                                          54,720.21
     Servicer Fees paid                                                                         54,720.21
                                                                                             ------------
       Servicer Fees remaining unpaid                                                                0.00
  REMAINING AVAILABLE FUNDS                                                                  3,766,555.77

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       0.00
  REMAINING AVAILABLE FUNDS                                                                  3,766,555.77

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                     416.67
     Indenture Trustee Fee paid                                                                    416.67
                                                                                             ------------
       Indenture Trustee Fee remaining unpaid                                                        0.00
  REMAINING AVAILABLE FUNDS                                                                  3,766,139.10

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                            0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                  75,000.00
     Total Indenture Trustee Expenses paid                                                           0.00
                                                                                             ------------
       Indenture Trustee Expenses unpaid                                                             0.00
  REMAINING AVAILABLE FUNDS                                                                  3,766,139.10

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                               129,366.37
     Class A-1 Note Interest paid                                                              129,366.37
                                                                                             ------------
       Class A-1 Interest remaining unpaid                                                           0.00
     Class A-2 Note Interest due                                                               644,910.00
     Class A-2 Note Interest paid                                                              644,910.00
                                                                                             ------------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


     Class A-2 Interest remaining unpaid                                                     0.00
  REMAINING AVAILABLE FUNDS                                                          2,991,862.74

CLASS B NOTE INTEREST
     Class B Note Interest due                                                          72,889.88
     Class B Note Interest paid                                                         72,889.88
                                                                                    -------------
       Class B Note Interest remaining unpaid                                                0.00
  REMAINING AVAILABLE FUNDS                                                          2,918,972.85


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                  20,726,253.74
     Class A-1 Base Principal Distribution due                                       2,629,052.81
     Class A-1 Base Principal Distribution Amount paid                               2,629,052.81
                                                                                    -------------
       Class A-1 Base Principal Distribution remaining unpaid                                0.00
       Class A-1 Note Principal Balance after distribution on Payment Date          18,097,200.94

     Class A-2 Note Principal Balance as of preceding Payment Date                  99,600,000.00
     Class A-2 Base Principal Distribution due                                               0.00
     Class A-2 Base Principal Distribution Amount paid                                       0.00
                                                                                    -------------
       Class A-2 Base Principal Distribution remaining unpaid                                0.00
       Class A-2 Note Principal Balance after distribution on Payment Date          99,600,000.00
  REMAINING AVAILABLE FUNDS                                                            289,920.05

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                    11,002,246.67
     Class B Base Principal Distribution due                                           211,630.94
     Class B Base Principal Distribution paid                                          211,630.94
                                                                                    -------------
       Class B Base Principal Distribution remaining unpaid                                  0.00
       Class B Note Principal Balance after distribution on Payment Date            10,790,615.73
  REMAINING AVAILABLE FUNDS                                                             78,289.11

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                     78,289.11
  REMAINING AVAILABLE FUNDS                                                                  0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                             0.00
     Remaining Indenture Trustee Expenses paid                                               0.00
                                                                                    -------------
       Remaining Indenture Trustee Expenses unpaid                                           0.00
  REMAINING AVAILABLE FUNDS                                                                  0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                   0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - CREDIT ENHANCEMENT
COLLECTION PERIOD ENDED OCTOBER 1, 2002


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                           1,659,684.03
      Plus: Earnings for Collection Period per Section 3.04(b)                                          0.26
      Plus: Deposit for Recovery Received from Source Recourse for current period                         --
      Less: Withdrawal / (Deposit) per Section 3.04(c)                                             (3,335.91)
        Ending Reserve Account Balance                                                          1,663,020.20


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                            --
      Plus: Earnings for Collection Period                                                                --
      Plus: Additions from draws under Section 3.08(b)                                                    --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                                 --
        Ending Letter of Credit Account Balance                                                           --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)             78,289.11
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest                  78,289.11
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                            --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                         1,298,279.16
      Plus: Additions (Up to 1% of Initial ADCPB)                                                  78,289.11
      Plus: Earnings for Collection Period                                                          1,749.60
      Less: Required Distributions, To Collection Account                                                 --
        Ending Supplemental Interest Reserve Account Balance                                    1,378,317.87

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                            131,328,500.41
      ADCPB, end of Collection Period                                                  128,487,816.67
                                                                                      ---------------
        Base Principal Amount                                                            2,840,683.74

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                    1,776,266.16
      Servicing Advances collected during the current Collection Period                  1,765,389.52
                                                                                      ---------------
        Unreimbursed Servicing Advances as of current Determination Date                    10,876.64


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                           131,328,500.41
      Servicer Fee Rate                                                                         0.500%
      One-twelfth                                                                                1/12
                                                                                      ---------------
      Servicer Fee due current period                                                       54,720.21
      Prior Servicer Fee arrearage                                                                 --
                                                                                      ---------------
      Servicer Fee due                                                                      54,720.21


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                 416.67
      Prior Indenture Trustee Fee arrearage                                                      0.00
                                                                                      ---------------
      Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                             0.00
      Prior Indenture Trustee Expenses arrearage                                                 0.00
                                                                                      ---------------
      Total Indenture Trustee Expenses due                                                       0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                      0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     0.00
                                                                                      ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                 0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRINCIPAL & INTEREST CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning                                                       Total        Total
                  Initial        of Period        Interest       Current            Overdue     Interest     Interest     Interest
   Class          Balance         Balance           Rate       Interest Due         Interest      Due         Paid        Shortfall
-----------  ---------------  --------------       -------     -----------          -------   -----------  -----------    ----------
    A-1        75,000,000.00   20,726,253.74        7.490%      129,366.37             0.00    129,366.37   129,366.37         0.00
    A-2        99,600,000.00   99,600,000.00        7.770%      644,910.00             0.00    644,910.00   644,910.00         0.00
             ---------------  --------------       -------     -----------          -------   -----------  -----------    ----------
  Class A     174,600,000.00  120,326,253.74                    774,276.37             0.00    774,276.37   774,276.37         0.00
             ---------------  --------------       -------     -----------          -------   -----------  -----------    ----------
     B         14,052,729.00   11,002,246.67        7.950%       72,889.88             0.00     72,889.88    72,889.88         0.00
             ---------------  --------------       -------     -----------          -------   -----------  -----------    ----------
Total Notes   188,652,729.00  131,328,500.41                    847,166.25             0.00    847,166.25   847,166.25         0.00
             ---------------  --------------       -------     -----------          -------   -----------  -----------    ----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning        Current                         End            Ending
                of Period       Principal       Principal     of Period      Certificate
   Class         Balance           Due            Paid         Balance          Factor
-----------  ---------------  -------------- -------------  --------------   --------------
    A-1        20,726,253.74    2,629,052.81  2,629,052.81   18,097,200.94       0.24129601
    A-2        99,600,000.00            0.00          0.00   99,600,000.00       1.00000000
             ---------------  -------------- -------------  --------------
  Class A     120,326,253.74    2,629,052.81  2,629,052.81  117,697,200.94
             ---------------  -------------- -------------  --------------
     B         11,002,246.67      211,630.94    211,630.94   10,790,615.73       0.76786621
             ---------------  -------------- -------------  --------------
Total Notes   131,328,500.41    2,840,683.74  2,840,683.74  128,487,816.66
             ---------------  -------------- -------------  --------------

                                Beginning                  Base Principal       Principal
                  Principal     of Period       Overdue     Distribution         Payment
                   Percent       Balance       Principal       Amount             Amount
                  ---------   --------------   ----------- ---------------    --------------
Class A               92.55%  120,326,253.74          0.00    2,629,052.81     2,629,052.81
Class B                7.45%   11,002,246.67          0.00      211,630.94       211,630.94
                  ---------   --------------   ----------- ---------------    --------------



Base Principal Amount:          2,840,683.74
Gross Charge Off Event?                   No
Available Funds less Fees:      3,766,139.10

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                        Yes/No
                                                                                        ------

     a)   Failure to distribute to the Noteholders all or part of any payment of
          Interest required to be made under the terms of such Notes or the
          Indenture when due; and,                                                        No
     b)   Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
          Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity
          Date, the Class A-2 Maturity Date, the Class B Maturity Date, as the
          case may be, on any remaining principal owed on the outstanding Class
          A-1 Notes, Class A-2 Notes, Class B Notes, as the case may be.                  No
     c)   Failure on the part of the Trust duly to observe or perform in any
          material respect any other Covenants or Agreements.                             No
     d)   The Trust shall consent to the appointment of a Custodian, Receiver,
          Trustee, or Liquidator, etc.                                                    No
     e)   The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a proceeding under any
          bankruptcy laws etc.                                                            No
     f)   A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed,
          withdrawn, or dismissed within 60 days thereafter, etc.                         No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

            Section                               Event                                 Yes/No
           ---------    -------------------------------------------------------         ------

            6.01(i)     Failure to make payment, deposit, transfer, or delivery
                        required                                                          No
            6.01(ii)    Failure to submit Monthly Statement                               No
            6.01(iii)   Failure to Observe Covenants or Agreements in
                        Transaction Documents                                             No
            6.01(iv)    Servicer consents to appointment of custodian, receiver,
                        etc.                                                              No
            6.01(v)     Servicer files a voluntary petition for bankruptcy                No
            6.01(vi)    Petition under bankruptcy laws against Servicer is not
                        stayed, withdrawn or dismissed within 60 days                     No
            6.01(vii)   Assignment by Servicer to a delegate its rights under
                        Servicing Agreement                                               No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2002




AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                       Current                                                               126,611,399.09            98.54%
                       31 - 60 days past due                                                   1,579,650.64             1.23%
                       61 - 90 days past due                                                     209,907.82             0.16%
                       91+ days past due                                                          86,859.12             0.07%
                                                                                             --------------
                                                                                             128,487,816.67


PUTBACK SUMMARY
                      Defaults for Related Collection Period                                            144,430.06
                      Total Defaulted Contracts                                                       5,337,660.80
                      Recoveries / (Deposits) from Reserve Account for Current Period                         0.00
                      Recoveries / (Deposits) from Lessees for Current Period                            (3,335.91)
                       Total Recoveries from Lessees                                                    349,607.77
                       Total Recoveries from Reserve Account                                          3,103,374.53
                      Net Remaining Defaulted before Recourse                                         1,884,678.50
                      Recoveries from Lessee reported by Source (deduct from Recourse)                 (172,545.63)
                      Recoveries from Source Recourse (Up to Available Source Recourse)               1,712,132.87
                      Recoveries from Draw on Letter of Credit Account                                        0.00


10% LIMITED RECOURSE AMOUNT
                      Initial Amount available under 10% limited recourse                            19,238,909.32
                      Beginning Amount available under 10% limited recourse                          17,501,996.79
                      Beginning % available under 10% limited recourse                                      9.0972%
                      Current months buy backs under 10% limited recourse obligation                    147,765.97
                      Recoveries Received by Source                                                    (172,545.63)
                      Cumulative amount bought back under 10% limited recourse obligation             1,712,132.87
                      Cumulative % bought back under 10% limited recourse obligation                        0.8899%


LETTERS  OF CREDIT
                      Beginning Value of the 2 Letters of Credit                                     20,000,000.00
                      Amount of step down in the Letters of Credit                                            0.00
                      Ending Value of the 2 Letters of Credit                                        20,000,000.00



LETTER OF CREDIT DRAW EVENTS                                                                    (NO/YES)
                                                                                                --------
                      (i) Non Performance of Buy Back Obligation - Deposit full
                      amount of both LOCs (No/Yes):                                                No

                      (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC: Northern Trust Company (Downgraded below
                      Aa/AA by Moodys and S&P respectively)                                        No

                      Bank One (Downgraded below Aa/A by Moodys and S&P
                      respectively)                                                                No

                      (iii) Non-Renewal of Letters of Credit for 364 days by
                      issuing or confirming bank:                                                  No
                            Deposit full amount of relevant LOC:
                            Draw on Letters of Credit?                                             No

                      If a draw on the letters of credit, amount deposited in
                      Letter of Credit Account                                                    0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2002


GROSS CHARGE EVENT CALCULATION:                    Result
                                                -----------
Defaulted Contracts Current Period                  144,430
Total Defaulted Contracts Prior Period            5,193,231
                                                -----------
Total ADCPB of all Defaulted Contracts            5,337,661
Total Initial ADCPB                             188,652,729
                                                -----------
  % Total Defaulted                                    2.83%
Maximum Allowed                                       10.00%

Gross Charge Off Event:                             No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2002**


Available Amount to Note Holders:                                                                           4,417,370.69
Reserve Account balance, beginning                                                                             11,795.45

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                                       --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                                      --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                                16,889.29
             (b) Servicer Fees from current and prior Collection Period                                        33,676.21
             (c) Servicing Charges inadvertently deposited in Collection Account                                      --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                            416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                              --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                                  --
             Class A-2 Note Interest                                                                                  --
             Class A-3 Note Interest                                                                          111,560.53
             Class A-4 Note Interest                                                                          210,522.36
(vii)      Class B Note Interest                                                                               81,928.53
(viii)     Class C Note Interest                                                                               51,877.52
(ix)       Class D Note Interest                                                                               23,444.88

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                                  --
             Class A-2 Principal Distribution Amount                                                                  --
             Class A-3 Principal Distribution Amount                                                        3,028,979.83
             Class A-4 Principal Distribution Amount                                                                  --
(xi)       Class B Base Principal Distribution Amount                                                         389,579.40
(xii)      Class C Base Principal Distribution Amount                                                         233,747.64
(xiii)     Class D Base Principal Distribution Amount                                                          77,915.89
(xv)       Class E Note Interest                                                                               15,200.97
(xvi)      Class E Principal Distribution Amount                                                               75,967.98
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                          65,662.99
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                              --
(xx)       Remaining Amount to Residual Holder                                                                        --


Reserve Account balance, ending                                                                                77,531.57

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                                      --

           Reviewed By:



           ------------------------------------------------
           JOEL CAPPON
           CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of September 30, 2002                                       420,764.93
     Investment earnings on amounts in Collection Account                                         1,736.14
     Payments due Collection Account from last 3 business days of Collection Period           1,284,658.88
     Amounts inadvertently deposited into collection account                                            --
     Additional contribution for terminated trade-ups and rebooked leases                         1,630.03
     Servicer Advance on current Determination Date                                           2,708,580.71
                                                                                             -------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                          4,417,370.69
     Investment earnings on amounts in Reserve Account                                               73.13
     Reserve Account balance                                                                     11,795.45
                                                                                             -------------
     TOTAL AVAILABLE FUNDS                                                                    4,429,239.27

Initial Unpaid Amounts inadvertently deposited in Collection Account                                    --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,429,239.27

Indemnity Payments paid inadvertently deposited in Collection Account                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,429,239.27

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          16,889.29
     Unreimbursed Servicer Advances paid                                                         16,889.29
                                                                                             -------------
       Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,412,349.98

SERVICER FEES
     Servicer Fees due                                                                           33,676.21
     Servicer Fees paid                                                                          33,676.21
                                                                                             -------------
       Servicer Fees remaining unpaid                                                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,378,673.76

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,378,673.76

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      416.67
     Indenture Trustee Fee paid                                                                     416.67
                                                                                             -------------
       Indenture Trustee Fee remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,378,257.10

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                             -------------
     Total Indenture Trustee Expenses paid                                                              --
                                                                                             -------------
       Indenture Trustee Expenses unpaid                                                                --
  REMAINING AVAILABLE FUNDS                                                                   4,378,257.10

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            --
     Class A-2 Note Interest                                                                            --
     Class A-3 Note Interest                                                                    111,560.53
     Class A-4 Note Interest                                                                    210,522.36
       Total Class A Interest due                                                               322,082.88
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,056,174.21

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                   81,928.53
     Class B Note Interest paid                                                                  81,928.53
                                                                                             -------------
       Class B Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,974,245.69

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                   51,877.52
     Class C Note Interest paid                                                                  51,877.52
                                                                                             -------------
       Class C Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,922,368.17

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                   23,444.88
     Class D Note Interest paid                                                                  23,444.88
                                                                                             -------------
       Class D Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,898,923.28

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                           2,959,313.30
     Class A Note Principal Balance as of preceding Payment Date                             51,289,762.76
                                                                                             -------------
     Class A Base Principal Distribution Amount paid                                          2,959,313.30
                                                                                             -------------
       Class A Base Principal Distribution Amount remaining unpaid                                      --
     Class A-1 Note Principal Balance as of preceding Payment Date                                      --
     Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-1 Note Principal Balance after distribution                                              --
                                                                                             -------------
     Remaining Class A Base Principal Distribution Amount                                     2,959,313.30
                                                                                             -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                      --
     Class A-2 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-2 Note Principal Balance after distribution                                              --
     Remaining Class A Base Principal Distribution Amount                                     2,959,313.30
                                                                                             -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                           17,873,515.76
     Class A-3 Base Principal Distribution Amount paid                                        2,959,313.30
                                                                                             -------------
       Class A-3 Note Principal Balance after distribution                                   14,914,202.45
     Remaining Class A Base Principal Distribution Amount                                               --
                                                                                             -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                           33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-4 Note Principal Balance after distribution                                   33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                     939,609.98

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                             12,653,054.19
     Class B Base Principal Distribution due                                                    380,619.07
     Class B Base Principal Distribution paid                                                   380,619.07
                                                                                             -------------
       Class B Base Principal Distribution remaining unpaid                                             --
       Class B Note Principal Balance after distribution on Payment Date                     12,272,435.11
  REMAINING AVAILABLE FUNDS                                                                     558,990.91

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                              7,591,832.63
     Class C Base Principal Distribution due                                                    228,371.45
     Class C Base Principal Distribution paid                                                   228,371.45
                                                                                             -------------
       Class C Base Principal Distribution remaining unpaid                                             --
       Class C Note Principal Balance after distribution on Payment Date                      7,363,461.18
  REMAINING AVAILABLE FUNDS                                                                     330,619.46

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                              2,444,297.20
     Class D Base Principal Distribution due                                                     76,123.82
     Class D Base Principal Distribution paid                                                    76,123.82
                                                                                             -------------
       Class D Base Principal Distribution remaining unpaid                                             --
       Class D Note Principal Balance after distribution on Payment Date                      2,368,173.38
  REMAINING AVAILABLE FUNDS                                                                     254,495.64

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                              --
     Class A-1 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-1 Note Principal Balance after Reallocation                                              --
  Remaining Available Funds                                                                     254,495.64
                                                                                             -------------
     Class A-2 Note Principal Balance after Base Principal                                              --
     Class A-2 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-2 Note Principal Balance after Reallocation                                              --
  Remaining Available Funds                                                                     254,495.64
                                                                                             -------------
     Class A-3 Note Principal Balance after Base Principal                                   14,914,202.45
     Class A-3 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-3 Note Principal Balance after Reallocation                                   14,914,202.45
  Remaining Available Funds                                                                     254,495.64
                                                                                             -------------
     Class A-4 Note Principal Balance after Base Principal                                   33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-4 Note Principal Balance after Reallocation                                   33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                     254,495.64

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                     12,272,435.11
     Class B Reallocated Principal Distribution paid                                                    --
                                                                                             -------------
       Class B Note Principal Balance after Reallocation                                     12,272,435.11
  REMAINING AVAILABLE FUNDS                                                                     254,495.64

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                      7,363,461.18
     Class C Reallocated Principal Distribution paid                                                    --
                                                                                             -------------
       Class C Note Principal Balance after Reallocation                                      7,363,461.18
  REMAINING AVAILABLE FUNDS                                                                     254,495.64

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                      2,368,173.38
     Class D Reallocated Principal Distribution paid                                                    --
       Class D Note Principal Balance after Reallocation                                      2,368,173.38
  REMAINING AVAILABLE FUNDS                                                                     254,495.64

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                   15,200.97
     Class E Note Interest paid                                                                  15,200.97
                                                                                             -------------
       Class E Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                     239,294.67

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                              2,372,062.73
     Class E Base Principal Distribution due                                                     74,220.72
     Class E Base Principal Distribution paid                                                    74,220.72
                                                                                             -------------
       Class E Base Principal Distribution remaining unpaid                                             --
       Class E Note Principal Balance after distribution on Payment Date                      2,297,842.01
  REMAINING AVAILABLE FUNDS                                                                     165,073.95

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                      2,297,842.01
     Class E Reallocated Principal Distribution paid                                                    --
       Class E Note Principal Balance after Reallocation                                      2,297,842.01
  REMAINING AVAILABLE FUNDS                                                                     165,073.95

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                       --
     Class A-1 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-1 Note Principal Balance after Supplemental                                              --
  Remaining Available Funds                                                                     165,073.95
                                                                                             -------------
     Class A-2 Note Principal Balance after Reallocated Principal                                       --
     Class A-2 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-2 Note Principal Balance after Supplemental                                              --
  Remaining Available Funds                                                                     165,073.95
                                                                                             -------------
     Class A-3 Note Principal Balance after Reallocated Principal                            14,914,202.45
     Class A-3 Supplemental Principal Distribution                                               69,666.53
                                                                                             -------------
       Class A-3 Note Principal Balance after Supplemental                                   14,844,535.92
  Remaining Available Funds                                                                      95,407.42
                                                                                             -------------
     Class A-4 Note Principal Balance after Reallocated Principal                            33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-4 Note Principal Balance after Supplemental                                   33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                      95,407.42

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                              12,272,435.11
     Class B Supplemental Principal Distribution paid                                             8,960.33
                                                                                             -------------
       Class B Note Principal Balance after Supplemental                                     12,263,474.79
  REMAINING AVAILABLE FUNDS                                                                      86,447.09

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                               7,363,461.18
     Class C Supplemental Principal Distribution paid                                             5,376.20
                                                                                             -------------
       Class C Note Principal Balance after Supplemental                                      7,358,084.99
  REMAINING AVAILABLE FUNDS                                                                      81,070.90

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                               2,368,173.38
     Class D Supplemental Principal Distribution paid                                             1,792.07
                                                                                             -------------
       Class D Note Principal Balance after Supplemental                                      2,366,381.31
  REMAINING AVAILABLE FUNDS                                                                      79,278.83

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                               2,297,842.01
     Class E Supplemental Principal Distribution paid                                             1,747.26
                                                                                             -------------
       Class E Note Principal Balance after Supplemental                                      2,296,094.74
  REMAINING AVAILABLE FUNDS                                                                      77,531.57

RESERVE FUND
     Required Reserve Fund Amount                                                             2,114,952.31
     Reserve Account Balance, Ending                                                             77,531.57
     Reserve Account Deposit/(Withdrawal)                                                        65,662.99
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                             --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                        --
     Remaining Indenture Trustee Expenses paid                                                          --
                                                                                             -------------
       Remaining Indenture Trustee Expenses unpaid                                                      --
  REMAINING AVAILABLE FUNDS                                                                             --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                              --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                            80,822,912.94
     ADCPB, end of Collection Period                                                  77,016,722.19
                                                                                     --------------
     Base Principal Amount                                                             3,806,190.75

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                   3,705,297.23
     Servicing Advances collected during the current Collection Period                 3,688,407.94
                                                                                     --------------
     Unreimbursed Servicing Advances as of current Determination Date                     16,889.29


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                           80,822,912.94
     Servicer Fee Rate                                                                        0.500%
     One-twelfth                                                                               1/12
                                                                                     --------------
     Servicer Fee due current period                                                      33,676.21
     Prior Servicer Fee arrearage                                                                --
                                                                                     --------------
     Servicer Fee due                                                                     33,676.21

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                416.67
     Prior Indenture Trustee Fee arrearage                                                       --
                                                                                     --------------
     Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                              --
     Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                     --------------
     Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                       --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                     --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                  --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END

Current                        72,015,056.88                  93.48%
  31 - 60 days past due         2,115,624.96                   2.75%
  61 - 90 days past due           970,405.60                   1.26%
  91+ days past due             1,936,893.18                   2.51%
                               -------------
                               77,037,980.62

GROSS CHARGE OFF

ADCPB of All Defaulted Contracts                              83,146.18
Less Recoveries                                               83,115.88
                                                          -------------
Total Charge Offs for the period                                  30.30

End of Month ADCPB                                        77,016,722.19
Gross Charge Off Ratio (Total Charge Offs/ADCPB)                   0.00%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning
                    Initial          of Period         Interest                           Interest
   Class            Balance           Balance            Rate          Interest Due         Paid
-----------     --------------     -------------     ------------      ------------     ------------
    A-1          50,018,622.00              0.00            6.938%             0.00             0.00
    A-2          29,609,332.00              0.00            7.350%             0.00             0.00
    A-3          51,393,341.00     17,873,515.76            7.490%       111,560.53       111,560.53
    A-4          33,416,247.00     33,416,247.00            7.560%       210,522.36       210,522.36
                --------------     -------------     ------------      ------------     ------------
  Class A       164,437,542.00     51,289,762.76             7.54%       322,082.88       322,082.88
                --------------     -------------     ------------      ------------     ------------
     B           21,149,523.00     12,653,054.19            7.770%        81,928.53        81,928.53
     C           12,689,714.00      7,591,832.63            8.200%        51,877.52        51,877.52
     D            4,229,905.00      2,444,297.20           11.510%        23,444.88        23,444.88
     E            4,124,157.00      2,372,062.73            7.690%        15,200.97        15,200.97
                --------------     -------------     ------------      ------------     ------------
Total Notes     206,630,841.00     76,351,009.50             7.77%       494,534.79       494,534.79
                --------------     -------------     ------------      ------------     ------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning         (Monthly)      (Reallocated)    (Supplemental)      Total             End              Ending
                  of Period         Principal        Principal         Principal      Principal        of Period        Certificate
   Class           Balance            Paid             Paid              Paid           Paid             Balance           Factor
-----------     -------------     ------------     -------------    --------------   ------------     -------------     ------------
    A-1                  0.00             0.00             0.00             0.00             0.00              0.00        0.0000000
    A-2                  0.00             0.00             0.00             0.00             0.00              0.00        0.0000000
    A-3         17,873,515.76     2,959,313.30             0.00        69,666.53     3,028,979.83     14,844,535.92        0.2888416
    A-4         33,416,247.00             0.00             0.00             0.00             0.00     33,416,247.00        1.0000000
                -------------     ------------     ------------     ------------     ------------     -------------
  Class A       51,289,762.76     2,959,313.30             0.00        69,666.53     3,028,979.83     48,260,782.92
                -------------     ------------     ------------     ------------     ------------     -------------
     B          12,653,054.19       380,619.07             0.00         8,960.33       389,579.40     12,263,474.79        0.5798464
     C           7,591,832.63       228,371.45             0.00         5,376.20       233,747.64      7,358,084.99        0.5798464
     D           2,444,297.20        76,123.82             0.00         1,792.07        77,915.89      2,366,381.31        0.5594408
     E           2,372,062.73        74,220.72             0.00         1,747.26        75,967.98      2,296,094.74        0.5567428
                -------------     ------------     ------------     ------------     ------------     -------------
Total Notes     76,351,009.50     3,718,648.36             0.00        87,542.38     3,806,190.75     72,544,818.76
                -------------     ------------     ------------     ------------     ------------     -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 2002


PRINCIPAL PAYMENT CALCULATION

                             Investor          Investor         Investor                        Supplemental
           (defined)          Monthly        Reallocated      Supplemental        Total          Percentage
             Class           Principal        Principal        Principal        Principal       of Principal
Class      Percentage          Amount           Amount           Amount           Amount         Allocated
-----     ------------      ------------     ------------     ------------     ------------     ------------
  A              77.75%     2,959,313.30             0.00        69,666.53     3,028,979.83            79.58%
  B              10.00%       380,619.07             0.00         8,960.33       389,579.40            10.24%
  C               6.00%       228,371.45             0.00         5,376.20       233,747.64             6.14%
  D               2.00%        76,123.82             0.00         1,792.07        77,915.89             2.05%
  E               1.95%        74,220.72             0.00         1,747.26        75,967.98             2.00%
          ------------      ------------     ------------     ------------     ------------     ------------
                            3,718,648.36             0.00        87,542.38     3,806,190.75           100.00%
                            ------------     ------------     ------------     ------------     ------------

FLOOR CALCULATION

                 Class           Floor Hit?           Floored
   Class         Floors            (Y/N)            Prin Amount
   -----         ------          ----------         -----------
     A                                                      N/A
     B               --                  No          380,619.07
     C               --                  No          228,371.45
     D               --                  No           76,123.82
     E               --                  No           74,220.72


(Retained) Certificate Balance     4,471,903.43
Initial OC Percentage                      2.30%

Overcollateralization Balance (prior)                 4,471,903.43
Overcollateralization Balance (current)               4,471,903.43
Unfunded Loss Amount                                          0.00
Cumulative Loss Amount                                2,495,643.57
Available Funds+Collection Account-Servicing          4,378,257.10

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 2002


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                     Yes/No
                                                                                                                     ------
    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture
    when due; and,                                                                                                     No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
    Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
    Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
    Class B Maturity Date, the Class C Maturity Date, the Class D Maturity Date,
    or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
    Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, or Class E
    Notes, as the case may be.                                                                                         No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                                  Event                                                     Yes/No
    -------                                                  -----                                                     ------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                          No
    6.01(ii)    Failure to submit Monthly Statement                                                                       No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                       No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                             No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                                        No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days      No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                 No